Exhibit 23.1




                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the incorporation by reference in the Registration Statements on (i) Form S-3 (Nos. 333-25995, 333-62155, 333-33726, 333-54616,
333-60912, 333-55866, 333-91316-01, 333-102961, and 333-102962-01) and (ii) Form
S-8 (No. 333-56343) of Kinder Morgan Energy Partners, L.P. of our report dated February 21, 2003 relating to the financial statements, which appears in this Form 10-K.




PricewaterhouseCoopers LLP

Houston, Texas
February 24, 2003